Exhibit 99.1

News

Contacts: Ken Hannah khannah@caleres.com Jo Ann Stoda jstoda@caleres.com

Caleres Reports Second Quarter 2019 Results

ST. LOUIS, August 26, 2019 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands, today reported second quarter 2019 financial results.

●	Delivered earnings per diluted share of $0.61, up 10.9%
●	Record second quarter sales of $752.5 million, up 6.5% year-over-year
●	Positive same-store-sales of 1.5% at Famous Footwear
●	On-track to deliver eighth consecutive year of positive back-to-school same-store-sales
●	Continued to evolve portfolio, announcing partnership with Veronica Beard and relaunch of Zodiac

“During the quarter we successfully executed on our strategies to strengthen the emotional connections we have with our consumers. Our deep insights, combined with our industry-leading footwear capabilities, allowed us to deliver relevant product, supporting growth in the Brand Portfolio and positive same-store-sales growth at Famous Footwear,” said Diane Sullivan, CEO, president and chairman of Caleres. “A continued focus on expense discipline improved profitability for the quarter. As a company, we remain focused on creating consistent, profitable and sustainable growth over the long term.”

Second Quarter 2019 Results Versus Second Quarter 2018

●	Consolidated sales of $752.5 million, up 6.5%.
o	Brand Portfolio sales of $359.6 million, up 17.9%.
o	Famous Footwear total sales of $419.8 million, with same-store-sales up 1.5%.
●	Gross profit of $305.9 million, up 4.4%, representing gross margin of 40.7%.
●	SG&A expense of $267.5 million, up 3.4%, representing 35.6% of sales.
●	Operating earnings of $37.8 million, up 17.6%, representing operating margin of 5.0%.
●	Adjusted operating earnings of $38.4 million, up 10.4%, representing adjusted operating margin of 5.1%.
●	Net earnings of $25.3 million, resulting in earnings per diluted share of $0.61, up 10.9%.
●	Adjusted net earnings of $25.8 million, resulting in adjusted earnings per diluted share of $0.62, up 5.1%.

First Half 2019 Results Versus First Half 2018

●	Consolidated sales of $1,430.2 million, up 6.8%.
o	Brand Portfolio sales of $700.6 million, up 19.0%.
o	Famous Footwear total sales of $772.0 million, with same-store-sales up 0.4%.
●	Gross profit of $585.8 million, up 3.1%, representing gross margin of 41.0%.
●	Adjusted gross margin of 41.5%, excluding $7.2 million related to Vionic inventory adjustment amortization and Brand Portfolio business exit expense.
●	SG&A expense of $529.6 million, up 4.0%, representing 37.0% of sales.
●	Operating earnings of $54.7 million, down 0.8%, representing operating margin of 3.8%.
●	Adjusted operating earnings of $63.3 million, up 6.3%, representing adjusted operating margin of 4.4%.
●	Net earnings of $34.4 million, resulting in earnings per diluted share of $0.82, down 12.8%.
●	Adjusted net earnings of $40.8 million, resulting in adjusted earnings per diluted share of $0.98, down 3.9%.

Balance Sheet and Cash Flow

●	Cash and equivalents of $42.6 million and cash from operations of $116.6 million, year-to-date.
●	There were $300.0 million of outstanding borrowings under the revolving credit facility, following the October 18, 2018 acquisition of Vionic.
●	Inventory of $792.1 million, up 10.7% year-over-year, including $50.7 million of Vionic inventory.
●	Year-to-date capital expenditures of $30.2 million, up 40.3% year-over-year due to the investment in automation at the new Brand Portfolio fulfillment center.
●	Returned $35.8 million to shareholders in the first half of 2019, via share repurchases and dividends.

Investor Conference Call

Caleres will host an investor conference call at 4:30 p.m. ET today, Monday, August 26.  The webcast and slides will be available at investor.caleres.com/news/events. The live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 3196093. A replay will be available at investor.caleres.com/news/events/archive for a limited period.  Investors may also access a replay of the call through September 2 by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 3196093.

Investor Day

Caleres also invites financial analysts and institutional investors to save the date for an Investor Day, to be held in New York on October 2, 2019. The event will be hosted by CEO, President and Chairman of the Board Diane Sullivan, Senior Vice President and Chief Financial Officer Ken Hannah, and other members of the executive leadership team.  A formal invitation will be provided at a later date.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (ii) rapidly changing fashion trends and consumer preferences and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) imposition of tariffs; (vi) the ability to accurately forecast sales and manage inventory levels; (vii) cybersecurity threats or other major disruption to the Company’s information technology systems; (viii) customer concentration and increased consolidation in the retail industry; (ix) transitional challenges with acquisitions; (x) a disruption in the Company’s distribution centers; (xi) foreign currency fluctuations; (xii) changes to tax laws, policies and treaties; (xiii) the ability to recruit and retain senior management and other key associates;  (xiv) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xv) the ability to secure/exit leases on favorable terms; (xvi) the ability to maintain relationships with current suppliers; and (xvii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights.  The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 2, 2019, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

About Caleres

Caleres is the home of today’s most coveted footwear brands and represents a diverse portfolio spanning all of life’s styles and experiences. Every shoe tells a story and Caleres has the perfect fit for every one of them. Our collections have been developed and acquired to meet the evolving needs of today’s assorted and growing global audiences, with consumer insights driving every aspect of the innovation, design, and craft that go into our distinctly positioned brands, including Famous Footwear, Sam Edelman, Naturalizer, Allen Edmonds, Vionic, Dr. Scholl’s Shoes, Franco Sarto, and more. The Caleres story is most simply defined by the company’s mission: Inspire people to feel great…feet first.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(Thousands, except per share data)	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018
Net sales	$752,485	$706,612	$1,430,239	$1,338,754
Cost of goods sold	446,541	413,511	844,459	770,731
Gross profit	305,944	293,101	585,780	568,023
Selling and administrative expenses	267,531	258,835	529,642	509,033
Restructuring and other special charges, net	609	2,123	1,465	3,900
Operating earnings	37,804	32,143	54,673	55,090
Interest expense, net	(7,389)	(3,602)	(14,729)	(7,285)
Other income, net	2,650	3,078	5,269	6,169
Earnings before income taxes	33,065	31,619	45,213	53,974
Income tax provision	(7,838)	(8,008)	(10,901)	(13,183)
Net earnings	25,227	23,611	34,312	40,791
Net loss attributable to noncontrolling interests	(114)	(35)	(112)	(67)
Net earnings attributable to Caleres, Inc.	$25,341	$23,646	$34,424	$40,858

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.61	$0.55	$0.83	$0.95

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.61	$0.55	$0.82	$0.94

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	August 3, 2019	August 4, 2018	February 2, 2019
(Thousands)
ASSETS
Cash and cash equivalents	$42,601	$102,884	$30,200
Receivables, net	167,727	153,421	191,722
Inventories, net	792,064	715,705	683,171
Prepaid expenses and other current assets	51,394	62,159	71,354
Total current assets	1,053,786	1,034,169	976,447

Lease right-of-use assets	723,415	—	—
Property and equipment, net	232,045	207,726	230,784
Goodwill and intangible assets, net	546,110	362,049	549,897
Other assets	89,037	89,701	81,440
Total assets	$2,644,393	$1,693,645	$1,838,568

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$300,000	$—	$335,000
Trade accounts payable	448,596	400,391	316,298
Lease obligations	143,202	—	—
Other accrued expenses	190,331	195,987	202,038
Total current liabilities	1,082,129	596,378	853,336

Noncurrent lease obligations	649,100	—	—
Long-term debt	198,161	197,702	197,932
Deferred rent	—	52,396	54,850
Other liabilities	90,325	109,975	97,015
Total other liabilities	937,586	360,073	349,797

Total Caleres, Inc. shareholders’ equity	623,429	735,853	634,053
Noncontrolling interests	1,249	1,341	1,382
Total equity	624,678	737,194	635,435
Total liabilities and equity	$2,644,393	$1,693,645	$1,838,568

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Twenty-Six Weeks Ended
(Thousands)	August 3, 2019	August 4, 2018
OPERATING ACTIVITIES:
Net cash provided by operating activities	$116,578	$91,007

INVESTING ACTIVITIES:
Purchases of property and equipment	(26,741)	(18,559)
Disposals of property and equipment	636	—
Capitalized software	(4,084)	(2,951)
Acquisition cost, net of cash received	—	(16,793)
Net cash used for investing activities	(30,189)	(38,303)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	149,000	—
Repayments under revolving credit agreement	(184,000)	—
Repayments of capital lease obligation	(609)	—
Dividends paid	(5,808)	(6,053)
Acquisition of treasury stock	(29,995)	(3,288)
Issuance of common stock under share-based plans, net	(2,547)	(4,365)
Other	(85)	—
Net cash used for financing activities	(74,044)	(13,706)
Effect of exchange rate changes on cash and cash equivalents	56	(161)
Increase in cash and cash equivalents	12,401	38,837
Cash and cash equivalents at beginning of period	30,200	64,047
Cash and cash equivalents at end of period	$42,601	$102,884

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	August 3, 2019			August 4, 2018
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$25,341	$0.61		$23,646	$0.55

Charges/other items:
Vionic integration-related costs	$609	452	0.01	$—	—	—
Blowfish Malibu acquisition-related costs	—	—	—	778	576	0.01
Acquisition, integration and reorganization of men's brands	—	—	—	1,885	1,394	0.03
Total charges/other items	$609	$452	$0.01	$2,663	$1,970	$0.04
Adjusted earnings		$25,793	$0.62		$25,616	$0.59

	(Unaudited)
	Twenty-Six Weeks Ended
	August 3, 2019			August 4, 2018
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$34,424	$0.82		$40,858	$0.94

Charges/other items:
Vionic acquisition and integration-related costs	$6,727	4,996	0.13	$—	—	—
Brand Portfolio - business exits	1,905	1,415	0.03	—	—	—
Blowfish Malibu acquisition-related costs	—	—	—	778	576	0.01
Acquisition, integration and reorganization of men's brands	—	—	—	3,662	2,709	0.07
Total charges/other items	$8,632	$6,411	$0.16	$4,440	$3,285	$0.08
Adjusted earnings		$40,835	$0.98		$44,143	$1.02

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018
Net sales	$419,841	$429,472	$359,575	$305,021	$(26,931)	$(27,881)	$752,485	$706,612
Gross profit	182,301	187,114	124,840	108,288	(1,197)	(2,301)	305,944	293,101
Adjusted gross profit	182,301	187,114	124,840	108,828	(1,197)	(2,301)	305,944	293,641
Gross profit rate	43.4%	43.6%	34.7%	35.5%	4.4%	8.3%	40.7%	41.5%
Adjusted gross profit rate	43.4%	43.6%	34.7%	35.7%	4.4%	8.3%	40.7%	41.6%
Operating earnings (loss)	31,542	33,240	13,898	15,909	(7,636)	(17,006)	37,804	32,143
Adjusted operating earnings (loss)	31,542	33,240	13,916	18,248	(7,045)	(16,682)	38,413	34,806
Operating earnings %	7.5%	7.7%	3.9%	5.2%	28.4%	61.0%	5.0%	4.5%
Adjusted operating earnings %	7.5%	7.7%	3.9%	6.0%	26.2%	59.8%	5.1%	4.9%
Same-store sales % (on a 13-week basis)	1.5%	2.6%	(9.3)%	(1.3)%	—%	—%	—%	—%
Number of stores	973	1,008	231	233	—	—	1,204	1,241

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018
Gross profit	$182,301	$187,114	$124,840	$108,288	$(1,197)	$(2,301)	$305,944	$293,101
Charges/Other Items:
Blowfish Malibu acquisition-related costs	—	—	—	540	—	—	—	540
Total charges/other items	—	—	—	540	—	—	—	540
Adjusted gross profit	$182,301	$187,114	$124,840	$108,828	$(1,197)	$(2,301)	$305,944	$293,641
Operating earnings (loss)	$31,542	$33,240	$13,898	$15,909	$(7,636)	$(17,006)	$37,804	$32,143
Charges/Other Items:
Vionic integration-related costs	—	—	18	—	591	—	609	—
Blowfish Malibu acquisition-related costs	—	—	—	540	—	238	—	778
Acquisition, integration and reorganization of men's brands	—	—	—	1,799	—	86	—	1,885
Total charges/other items	—	—	18	2,339	591	324	609	2,663
Adjusted operating earnings (loss)	$31,542	$33,240	$13,916	$18,248	$(7,045)	$(16,682)	$38,413	$34,806

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Twenty-Six Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018
Net sales	$772,006	$792,883	$700,625	$588,518	$(42,392)	$(42,647)	$1,430,239	$1,338,754
Gross profit	334,994	352,316	251,700	217,149	(914)	(1,442)	585,780	568,023
Adjusted gross profit	334,994	352,316	258,867	217,689	(914)	(1,442)	592,947	568,563
Gross profit rate	43.4%	44.4%	35.9%	36.9%	2.2%	(3.4)%	41.0%	42.4%
Adjusted gross profit rate	43.4%	44.4%	36.9%	37.0%	2.2%	(3.4)%	41.5%	42.5%
Operating earnings (loss)	42,355	55,097	26,827	27,536	(14,509)	(27,543)	54,673	55,090
Adjusted operating earnings (loss)	42,355	55,097	34,621	31,458	(13,671)	(27,025)	63,305	59,530
Operating earnings %	5.5%	6.9%	3.8%	4.7%	34.2%	64.6%	3.8%	4.1%
Adjusted operating earnings %	5.5%	6.9%	4.9%	5.3%	32.2%	63.4%	4.4%	4.4%
Same-store sales % (on a 26-week basis)	0.4%	1.0%	(8.9)%	(1.2)%	—%	—%	—%	—%
Number of stores	973	1,008	231	233	—	—	1,204	1,241

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Twenty-Six Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018
Gross profit	$334,994	$352,316	$251,700	$217,149	$(914)	$(1,442)	$585,780	$568,023
Charges/Other Items:
Vionic acquisition and integration-related costs	—	—	5,812	—	—	—	5,812	—
Brand Portfolio - business exits	—	—	1,355	—	—	—	1,355	—
Blowfish Malibu acquisition-related costs	—	—	—	540	—	—	—	540
Total charges/other items	—	—	7,167	540	—	—	7,167	540
Adjusted gross profit	$334,994	$352,316	$258,867	$217,689	$(914)	$(1,442)	$592,947	$568,563
Operating earnings (loss)	$42,355	$55,097	$26,827	$27,536	$(14,509)	$(27,543)	$54,673	$55,090
Charges/Other Items:
Vionic acquisition and integration-related costs	—	—	5,889	—	838	—	6,727	—
Brand Portfolio - business exits	—	—	1,905	—	—	—	1,905	—
Blowfish Malibu acquisition-related costs	—	—	—	540	—	238	—	778
Acquisition, integration and reorganization of men's brands	—	—	—	3,382	—	280	—	3,662
Total charges/other items	—	—	7,794	3,922	838	518	8,632	4,440
Adjusted operating earnings (loss)	$42,355	$55,097	$34,621	$31,458	$(13,671)	$(27,025)	$63,305	$59,530

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(Thousands, except per share data)	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018

Net earnings attributable to Caleres, Inc.:
Net earnings	$25,227	$23,611	$34,312	$40,791
Net loss attributable to noncontrolling interests	114	35	112	67
Net earnings attributable to Caleres, Inc.	25,341	23,646	34,424	40,858
Net earnings allocated to participating securities	(857)	(673)	(1,125)	(1,148)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	24,484	22,973	$33,299	$39,710

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	39,951	41,964	40,346	41,937
Dilutive effect of share-based awards	55	117	58	120
Diluted common shares attributable to Caleres, Inc.	40,006	42,081	40,404	42,057

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.61	$0.55	$0.83	$0.95

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.61	$0.55	$0.82	$0.94

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(Thousands, except per share data)	August 3, 2019	August 4, 2018	August 3, 2019	August 4, 2018

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$25,679	$25,581	$40,723	$44,076
Net loss attributable to noncontrolling interests	114	35	112	67
Adjusted net earnings attributable to Caleres, Inc.	25,793	25,616	40,835	44,143
Net earnings allocated to participating securities	(873)	(729)	(1,336)	(1,241)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	24,920	24,887	$39,499	$42,902

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	39,951	41,964	40,346	41,937
Dilutive effect of share-based awards	55	117	58	120
Diluted common shares attributable to Caleres, Inc.	40,006	42,081	40,404	42,057

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.62	$0.59	$0.98	$1.02

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.62	$0.59	$0.98	$1.02

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND ADJUSTED EBITDA (NON-GAAP METRICS)

	(Unaudited)
	Twenty-Six Weeks Ended
	August 3, 2019	August 4, 2018
(in 000's)
EBITDA
Net earnings attributable to Caleres, Inc.	$34,424	$40,858
Income tax provision	10,901	13,183
Interest expense, net	14,729	7,285
Depreciation and amortization (1)	32,774	29,520
EBITDA	$92,828	$90,846

Adjusted EBITDA
Adjusted net earnings attributable to Caleres, Inc.	$40,835	$44,143
Income tax provision	13,123	14,338
Interest expense, net	14,729	7,285
Depreciation and amortization (1)	32,774	29,520
Adjusted EBITDA	$101,461	$95,286

(1) Includes depreciation and amortization of capitalized software and intangible assets

Earnings before interest expense, income taxes and depreciation and amortization (EBITDA) and adjusted earnings before interest expense, income taxes and depreciation and amortization (Adjusted EBITDA) are non-GAAP financial measures that we believe provide useful information to both management and investors by excluding certain items that may not be indicative of the Company’s core operating results, including the amortization of intangible assets. These measures should not be considered a substitute for or superior to GAAP results.